Item 77C - Cash Reserve Fund

Registrant incorporates by reference to
Proxy Statement filed on March 13, 2006
(Accession No.
0001193125-06-052403).


A Special Meeting of Shareholders (the "Meeting")
of Cash Reserve Fund (the "Fund") was held
on June 1, 2006, at the offices of
Deutsche Asset Management, 345 Park Avenue,
New York,
New York 10154. At the Meeting, the following
matters were voted upon by
the shareholders (the resulting votes are presented
below).
I.	Election of Board Members. ("Number of
Votes" represents all
funds that are series of Cash Reserve Fund.)


Number of Votes:

For
Withheld
Henry P. Becton
2,116,820,146.506
56,761,566.850
Dawn-Marie Driscoll
2,122,035,914.006
51,545,799.350
Keith R. Fox
2,117,593,113.696
55,988,599.660
Kenneth C. Froewiss
2,117,256,764.626
56,324,948.730
Martin J. Gruber
2,117,135,926.136
56,445,787.220
Richard J. Herring
2,117,592,103.526
55,989,609.830
Graham E. Jones
2,116,591,339.976
56,990,.373.380
Rebecca W. Rimel
2,117,009,079.366
56,572,633.990
Philip Saunders, Jr.
2,116,313,577.786
57,268,135.570
William N. Searcy, Jr.
2,117,153,771.896
56,427,941.460
Jean Gleason Stromberg
2,117,074,083.336
56,507,630.020
Carl W. Vogt
2,116,870,279.236
56,711,434.120
Axel Schwarzer
2,116,941,558.486
56,640,154.870

VI.	Approval of  Amended and Restated
Articles of Incorporation.

Affirmative
Against
Abstain
Broker Non-Votes*
2,026,121,415.716
42,363,022.650
44,235,230.990
60,862,044.000

*	Broker non-votes are proxies received by the
fund from brokers or nominees when the broker
or nominee neither has received instructions from
the beneficial owner or other persons
entitled to vote nor has discretionary power to vote
on a particular matter.
Prime Series
A Special Meeting of Shareholders (the "Meeting")
of Prime Series
was held on June 1, 2006, at the offices of Deutsche
Asset
Management, 345 Park Avenue, New York, New
York 10154. At the
Meeting, the following matters were voted upon by
the shareholders
(the resulting votes are presented below).
II-A.	Approval of an Amended and Restated
Investment
Management Agreement with the Fund's Current
Investment
Advisor.

Affirmative
Against
Abstain
Broker Non-Votes*
1,257,082,656.076
48,623,006.810
18,253,534.470
2,811,457.000

II-B.	Approval of an Amended and Restated
Investment Management
Agreement with Deutsche Investment Management
Americas
Inc.

Affirmative
Against
Abstain
Broker Non-Votes*
1,259,722,112.876
47,256,672.230
16,980,412.250
2,811,457.000

II-C.	Approval of a Subadvisor Approval Policy.

Affirmative
Against
Abstain
Broker Non-Votes*
1,249,958,008.266
52,158,819.430
21,842,369.660
2,811,457.000

III.	Approval of a revised fundamental
investment restriction on:
III-A.	Borrowing Money

Affirmative
Against
Abstain
Broker Non-Votes*
1,244,845,758.406
52,563,050.820
26,550,388.130
2,811,457.000

III-C.	Senior Securities

Affirmative
Against
Abstain
Broker Non-Votes*
1,245,240,389.636
52,164,520.060
26,554,287.660
2,811,457.000

III-D.	Concentration for Funds that Will
Concentrate in Bank
Obligations

Affirmative
Against
Abstain
Broker Non-Votes*
1,244,514,626.086
52,848,887.980
26,595,683.290
2,811,457.000

III-F.	Underwriting of Securities

Affirmative
Against
Abstain
Broker Non-Votes*
1,245,169,114.586
52,196,905.680
26,593,177.090
2,811,457.000

III-G.	Real Estate Investments

Affirmative
Against
Abstain
Broker Non-Votes*
1,244,613,321.426
52,752,698.840
26,593,177.090
2,811,457.000

III-H.	Commodities

Affirmative
Against
Abstain
Broker Non-Votes*
1,244,256,112.886
53,096,346.300
26,606,738.170
2,811,457.000

III-I.	Lending

Affirmative
Against
Abstain
Broker Non-Votes*
1,244,568,954.886
52,780,906.580
26,609,335.890
2,811,457.000

III-J.	Portfolio Diversification

Affirmative
Against
Abstain
Broker Non-Votes*
1,245,326,673.776
52,041,944.210
26,590,579.370
2,811,457.000

IV.	Approval of Reclassification of the Fund's
Investment Objective
as Non-Fundamental.

Affirmative
Against
Abstain
Broker Non-Votes*
1,238,108,787.486
53,447,503.640
32,402,906.230
2,811,457.000

*	Broker non-votes are proxies received by the
fund from brokers or nominees when the broker
or nominee neither has received instructions from
the beneficial owner or other persons
entitled to vote nor has discretionary power to vote
on a particular matter.
Treasury Series
A Special Meeting of Shareholders (the "Meeting")
of Prime Series
was held on May 5, 2006, at the offices of Deutsche
Asset
Management, 345 Park Avenue, New York, New
York 10154. At the
Meeting, the following matters were voted upon by
the shareholders
(the resulting votes are presented below).
II-A.	Approval of an Amended and Restated
Investment
Management Agreement with the Fund's Current
Investment
Advisor.

Affirmative
Against
Abstain
Broker Non-Votes*
185,129,900.860
8,004,364.740
4,670,574.260
28,174.000

II-B.	Approval of an Amended and Restated
Investment Management
Agreement with Deutsche Investment Management
Americas
Inc.

Affirmative
Against
Abstain
Broker Non-Votes*
185,147,237.000
8,327,200.810
4,330,402.050
28,174.000

II-C.	Approval of a Subadvisor Approval Policy.

Affirmative
Against
Abstain
Broker Non-Votes*
185,230,737.660
8,045,124.730
4,528,977.470
28,174.000

III.	Approval of a revised fundamental
investment restriction on:
III-A.	Borrowing Money

Affirmative
Against
Abstain
Broker Non-Votes*
189,844,441.010
3,160,506.480
4,799,892.370
28,174.000

III-C.	Senior Securities

Affirmative
Against
Abstain
Broker Non-Votes*
189,844,441.010
3,160,506.480
4,799,892.370
28,174.000

III-E.	Concentration for Funds that Will Not
Concentrate in Bank
Obligations

Affirmative
Against
Abstain
Broker Non-Votes*
189,804,340.320
3,200,607.170
4,799,892.370
28,174.000

III-F.	Underwriting of Securities

Affirmative
Against
Abstain
Broker Non-Votes*
189,844,441.010
3,160,506.480
4,799,892.370
28,174.000

III-G.	Real Estate Investments

Affirmative
Against
Abstain
Broker Non-Votes*
189,398,328.270
3,269,677.240
5,136,834.350
28,174.000

III-H.	Commodities

Affirmative
Against
Abstain
Broker Non-Votes*
189,735,270.250
3,269,677.240
4,799,892.370
28,174.000

III-I.	Lending

Affirmative
Against
Abstain
Broker Non-Votes*
189,398,328.270
3,269,677.240
5,136,834.350
28,174.000

III-J.	Portfolio Diversification

Affirmative
Against
Abstain
Broker Non-Votes*
189,745,862.060
3,269,677.240
4,789,300.560
28,174.000

IV.	Approval of Reclassification of the Fund's
Investment Objective
as Non-Fundamental.

Affirmative
Against
Abstain
Broker Non-Votes*
184,440,001.210
8,158,721.720
5,206,116.930
28,174.000

*	Broker non-votes are proxies received by the
fund
from brokers or nominees when the broker
or nominee neither has received instructions from
the
beneficial owner or other persons
entitled to vote nor has discretionary power to vote
on a particular matter.
Tax-Free Series
A Special Meeting of Shareholders (the "Meeting")
of Prime Series
was held on May 5, 2006, at the offices of Deutsche
Asset
Management, 345 Park Avenue, New York, New
York 10154. At the
Meeting, the following matters were voted upon by
the shareholders
(the resulting votes are presented below).
II-A.	Approval of an Amended and Restated
Investment
Management Agreement with the Fund's Current
Investment
Advisor.

Affirmative
Against
Abstain
Broker Non-Votes*
453,004,966.150
11,193,758.840
6,984,591.370
58,064,211.000

II-B.	Approval of an Amended and Restated
Investment Management
Agreement with Deutsche Investment Management
Americas
Inc.

Affirmative
Against
Abstain
Broker Non-Votes*
450,555,629.300
13,643,060.720
6,984,626.340
58,064,211.000

II-C.	Approval of a Subadvisor Approval Policy.

Affirmative
Against
Abstain
Broker Non-Votes*
450,541,200.160
13,488,479.450
7,153,636.750
58,064,211.000

III.	Approval of a revised fundamental
investment restriction on:
III-A.	Borrowing Money

Affirmative
Against
Abstain
Broker Non-Votes*
449,564,884.310
17,615,130.680
4,003,301.370
58,064,211.000

III-C.	Senior Securities

Affirmative
Against
Abstain
Broker Non-Votes*
449,342,386.000
17,815,183.040
4,025,747.320
58,064,211.000

III-E.	Concentration for Funds that Will Not
Concentrate in Bank
Obligations

Affirmative
Against
Abstain
Broker Non-Votes*
449,364,831.950
17,815,183.040
4,003,301.370
58,064,211.000

III-F.	Underwriting of Securities

Affirmative
Against
Abstain
Broker Non-Votes*
449,564,884.310
17,615,130.680
4,003,301.370
58,064,211.000

III-G.	Real Estate Investments

Affirmative
Against
Abstain
Broker Non-Votes*
449,564,884.310
17,615,130.680
4,003,301.370
58,064,211.000

III-H.	Commodities

Affirmative
Against
Abstain
Broker Non-Votes*
449,542,438.360
17,637,576.630
4,003,301.370
58,064,211.000

III-I.	Lending

Affirmative
Against
Abstain
Broker Non-Votes*
454,175,173.430
13,004,841.560
4,003,301.370
58,064,211.000

III-J.	Portfolio Diversification

Affirmative
Against
Abstain
Broker Non-Votes*
454,197,619.380
12,982,395.610
4,003,301.370
58,064,211.000

IV.	Approval of Reclassification of the Fund's
Investment Objective
as Non-Fundamental.

Affirmative
Against
Abstain
Broker Non-Votes*
454,465,601.000
5,868,383.330
10,849,332.030
58,064,211.000

*	Broker non-votes are proxies received by the
fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.